Pacific Life Funds NSAR 03-31-11
EXHIBIT 77Q1(a)
MATERIAL AMENDMENTS TO REGISTRANT'S CHARTER OR BYLAWS



The following documents are included in Registrant's Form Type N1A/A, Accession No. 0000950123-11-036495 filed on April 18, 2011, and incorporated by reference herein:

Amended and Restated Declaration of Trust

Pacific Life Funds By-Laws